Rule 497(e)
Registration Nos. 333-125751 and 811-21774

First Trust Exchange-Traded Fund

(the “Trust”)

FIRST TRUST S&P 500 DIVERSIFIED FREE CASH FLOW ETF

(the “Fund”)

Supplement to The Fund’s STATEMENT OF ADDITIONAL INFORMATION

March 15, 2024

Notwithstanding anything to the contrary in the Fund’s statement of additional information, effective as of the date set forth above, the final paragraph (including the breakpoints schedule) set forth in the section entitled “Board Diversification and Trustee Qualifications – Investment Advisor” in the Fund’s statement of additional information is hereby deleted in its entirety and replaced with the following:

As approved by the Trust’s Board of Trustees, the management fee paid to First Trust Advisors L.P. (the “Advisor”) will be reduced at certain levels of Fund net assets (“breakpoints”) and calculated pursuant to the schedule below:

Management Fee	Breakpoints
0.60000%	Fund net assets up to and including $2.5 billion
0.58500%	Fund net assets greater than $2.5 billion up to and including $5 billion
0.57000%	Fund net assets greater than $5 billion up to and including $7.5 billion
0.55500%	Fund net assets greater than $7.5 billion up to and including $10 billion
0.54000%	Fund net assets greater than $10 billion up to and including $15 billion
0.51000%	Fund net assets greater than $15 billion

PLEASE KEEP THIS SUPPLEMENT WITH YOUR FUND’S STATEMENT OF ADDITIONAL INFORMATION
FOR FUTURE REFERENCE